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                                                                   EXHIBIT 10.17
                                     FORM OF
                                    SUBLEASE


         THIS SUBLEASE (the "SUBLEASE") made as of this ______ day of ___________, 2000 by and between MOTOROLA, INC., a Delaware corporation, ("SUBLESSOR") and PROPEL, INC., a Delaware corporation, and subsidiary of Motorola, Inc. ("Sublessee").


                              W I T N E S S E T H:

         WHEREAS, WOODFIELD REALTY HOLDING COMPANY, LLC, a Delaware limited liabilaity company and successor in interest to WOODFIELD CORPORATE CENTER JOINT VENTURE, an Illinois General Partnership, ("LANDLORD"), entered into that certain Lease Agreement dated June 17, 1992, 1994 (the "PRINCIPAL LEASE"), whereby Sublessor's predecessor in interest MOTOROLA NORTEL Communication Co., a Delaware general partnership, as Tenant, leased from Landlord those certain premises, specifically Suites 1700, 1800 and 1900 located in the building commonly known as the 425 Woodfield Corporate Center and located at 425 North Martingale Road, Schaumburg, Illinois 60173, as more particularly described in the Principal Lease and referred to therein as "DEMISED PREMISES", a true, correct and complete copy of which is attached hereto as EXHIBIT A and incorporated herein by reference; and

         WHEREAS, MOTOROLA NORTEL Communication Co. was entitled to assign the Lease to Motorola, Inc. without the consent of Landlord and such assignment did occur by First Lease Amendment dated May 19, 1995, whereby Motorola, Inc. succeeded to all the rights, duties and obligations of the Tenant under the Principal Lease; and

         WHEREAS, the Principal Lease was further amended by the Second Lease Amendment dated October 14, 1996 and the Third Lease Amendment dated September 2, 1999; and

         WHEREAS, Sublessee desires to sublease from Sublessor a portion of the premises and Sublessor desires to sublease to Sublessee a portion of the premises upon the terms and conditions hereinafter set forth;

         NOW, THEREFORE, for and in consideration of the mutual covenants contained herein, Sublessor and Sublessee hereby agree as follows:

         1. PREMISES. Sublessor hereby subleases to Sublessee and Sublessee hereby subleases from Sublessor for the Term (as hereinafter defined), at the rental and upon all of the conditions and covenants set forth herein, a portion of the Demised Premises known as the Suite 1800 as identified on EXHIBIT B attached hereto (the "SUBLEASE PREMISES.") Sublessor and Sublessee stipulate that the Premises comprise 19,546 rentable square feet as of the date of this Sublease.

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         Sublessor and Sublessee specifically agree that Sublessor has the right to partition the Demised Premises of which the Sublease Premises is a part to allow Sublessor to occupy the remainder of such Demised Premises (not the Sublease Premises) separately and distinctly from Sublessee.

         2. SUBLEASE TERM. The term of this Sublease (the "TERM") shall commence on _________________, 2000 (the "COMMENCEMENT DATE") and shall terminate on November 5, 2002.

     Notwithstanding anything to the contrary contained in this Sublease or the Principal Lease, Sublessee shall not have the right to renew or extend this Sublease or the Principal Lease beyond November 5, 2002. In the event Sublessee desires to extend its occupancy of the Sublease Premises beyond such date, Sublessee must enter into its own lease agreement with Landlord.

         3. RENTAL. Sublessee shall pay to the Sublessor monthly base rent in advance in the amount of Twenty Five Thousand Two Hundred Forty Six and 92/100 Dollars ($25,246.92) ("BASE RENT") beginning with the Commencement Date and on the first day of each and every calendar month thereafter at such place or places as Sublessor may designate in writing from time to time, without set-off or deduction. Sublessee shall also pay its prorata share of all Additional Rent as defined in the Principal Lease, including, but not limited to operating expenses and taxes.

         Sublessee shall also pay Interest at the Default Rate (as defined below) from the due date of each payment of Rent until paid. As used herein, the term "DEFAULT RATE" shall mean the lower of (i) the highest lawful rate or (ii) a rate of interest equal to four percent (4%) in excess of the Prime Rate (as hereinafter defined). As used herein, the term "PRIME RATE" shall mean that rate of interest announced by Bank One from time to time for ninety (90) day unsecured commercial loans to its customers of the highest credit rating, changing automatically and simultaneously with each change in the Prime Rate made by Bank One from time to time.

         In the event the Commencement Date is a date other than the first day of a calendar month, or the date of termination of this Sublease is a date other than the last day of a calendar month, Base Rent and Additional Rent for such partial month shall be prorated on a daily basis. Sublessee shall pay its first month's Base Rent on the Commencement Date.

         Sublessee's obligation to pay all rent shall be independent of every other covenant set forth in this Sublease, and Base Rent shall be paid without notice or demand and without abatement, deduction, discount, counterclaim or set-off.

         4. OBLIGATIONS UNDER THE PRINCIPAL LEASE. With respect to the Premises, Sublessee hereby agrees that it shall be subject to and bound by all of the terms, provisions and covenants of the Principal Lease, which terms, provisions and covenants are incorporated herein by reference. Except as otherwise provided herein, Sublessee assumes and agrees to perform each of the duties and obligations with respect to the Sublease Premises required by such Principal Lease to be performed by Sublessor as tenant thereunder. Sublessee shall not take any action or fail to take any action in connection with the Sublease Premises as a result of which Sublessor would be in violation of any of the provisions of the Principal Lease. Sublessee agrees to indemnify, defend, protect and hold Sublessor harmless from any and all loss, cost, damage, liability or expense

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(including attorneys' fees) incurred by Sublessor as a result of Sublessee's failure to perform or adhere to the duties, obligations and provisions with respect to the Sublease Premises provided for or imposed upon Sublessor, as tenant, by the Principal Lease. For the purposes of this Sublease, whenever the terms of the Principal Lease provide for the consent or approval of Landlord, Sublessee shall obtain the consent or approval of both Landlord and Sublessor. In the event Sublessee shall fail to obtain the consent or approval of both Landlord and Sublessor, Sublessee shall not be entitled to proceed with the act or thing with respect to which such consent or approval was sought.

         5. SUBLESSOR'S OBLIGATIONS. Sublessee shall have no remedy against Sublessor for the enforcement of any of the terms, provisions, duties or obligations of Landlord under the Principal Lease. In the event Landlord shall fail to perform its duties or obligations under the Principal Lease, Sublessee shall promptly notify Sublessor thereof in writing and Sublessee may request Sublessor to attempt to procure the performance of such duties or obligations of Landlord (for the purpose of this paragraph, Sublessor's "attempt to procure the performance" shall mean and be limited solely to the transmission of notices which are contemplated to be given under the terms of the Principal Lease). If such request is made and Sublessor fails to attempt to procure the performance of Landlord's duties and obligations within a reasonable period thereafter, then Sublessee shall have the right in its own name or in Sublessor's name, to attempt to procure such performance by Landlord, at the sole cost and expense of Sublessee. Notwithstanding anything contained herein to the contrary, in no event shall Sublessee attempt to procure such performance so as to either (i) create a default by Sublessor as tenant under the Principal Lease, or (ii) cause a termination or modification of the Principal Lease. Sublessee shall promptly inform Sublessor, in writing, from time to time, of all developments in connection with any such claim, action or proceeding against Landlord by Sublessee, and Sublessor shall have the right, but not the duty, to participate in any such proceedings.

         6. USE. The Premises shall be used by the Sublessee solely and exclusively for the purposes stated in the Principal Lease. Any use of the Premises by the Sublessee for any other purpose shall constitute a continuing breach of this Sublease and Sublessor may, at its option, declare this Sublease terminated and be released of all obligations hereunder, without prejudice to its other remedies at law or in equity, whether or not granted in this Sublease. Sublessee shall comply with all applicable laws and regulations, including without limitation any and all environmental laws and regulations, governing the Premises and Sublessee's use thereof, any rules and regulations imposed by the Landlord or Sublessor.

         7. CONDITION OF PREMISES; FIXTURES AND EQUIPMENT. No promise of the Sublessor to alter, remodel or improve the Sublease Premises or no representation respecting the condition of the Sublease Premises has been made by the Sublessor to the Sublessee. On the Commencement Date, Sublessee shall accept the Sublease Premises AS-IS, based on the condition of the Sublease Premises as of the date of this Sublease, ordinary wear and tear excepted. Sublessee shall keep and maintain the Sublease Premises and all improvements thereto, in the manner and in the condition stated in the Principal Lease. Any fixtures or improvements (other than trade fixtures) installed in or placed upon the Sublease Premises as of the Commencement Date shall remain on the Sublease Premises and shall remain the property of Sublessor or Landlord (as provided in the Principal

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Lease), notwithstanding Sublessee's use thereof. At the termination of this
Sublease, the Sublease Premises and any such fixtures and improvements shall be restored to their condition as of the Commencement Date of this Sublease, ordinary wear and tear excepted, and Sublessee shall comply with the terms of the Principal Lease in connection with Sublessee's surrender of the Sublease Premises.

         8. DEFAULT BY SUBLESSEE. All of the following events shall be deemed an "Event of Default" hereunder:

                  (a) failure of Sublessee to pay the Base Rent, Additional Rent or other sums due hereunder as and when the same shall be due and payable, if such failure is not cured within five (5) days of such due date;

                  (b) failure of Sublessee to perform any of the obligations on its part herein required to be performed, if such failure is not cured within ten (10) days after notice from Sublessor to Sublessee;

                  (c) the existence of a hazardous condition and the failure to cure the same immediately upon written notice from Sublessor to Sublessee;

                  (d) Sublessee vacates or abandons the Premises or fails to take possession of the Premises when available for occupancy (the transfer of a substantial part of the operations, business and personnel of the Sublessee to some other location being deemed, without limiting the meaning of the terms "vacates or abandons," to be a vacation or abandonment of the Premises within the meaning of this subclause), No such vacation or abandonment of the Premises shall be considered to be a default under the Sublease, if Sublessee continues to pay Base Rent, Additional Rent and all other sums due under the Sublease when due;

                  (e) any voluntary or involuntary petition or similar pleading under any bankruptcy act or under any Federal or State law seeking reorganization or arrangement with creditors or adjustment of debts, is filed by or against Sublessee, or if any such petition or pleading is involuntary, and it is not adjudicated favorably to Sublessee within forty-five (45) days after its filing;

                  (f) Sublessee admits its inability to pay its debts, or if a receiver, trustee or other court appointee or nominee is appointed for Sublessee or all or a substantial part of Sublessee's property;

                  (g) Sublessee makes an assignment for the benefit of creditors, or if any proceedings are filed by or against Sublessee to declare Sublessee insolvent or unable to meet its debts;

                  (h) Sublessee fails to observe or perform any of the covenants in respect of assignment and subletting set forth in Paragraph 16;

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                  (i)      the levy upon, under execution or the attachment by
         legal process, of the leasehold interest of Sublessee or the filing or creation of a lien in respect of such leasehold interest; or

                  (j) the misrepresentation by Sublessee of, or failure of Sublessee to disclose to Sublessor, a material fact in any document, financial statement, leasing application or other instrument delivered or disclosed to Sublessor in connection with the Sublease.

         9. REMEDIES. If an Event of Default occurs, Sublessor may exercise any one or more of the following rights and remedies in addition to any other rights and remedies at law or in equity:

                  (a) terminate this Sublease and the Term created hereby, and Sublessee's right to possession of the Premises; or

                  (b) without terminating this Sublease, terminate Sublessee's right to possession of the Premises and repossess the Premises by forcible entry and detainer suit, by taking peaceful possession or otherwise.

Upon any termination of this Sublease, Sublessee shall surrender possession and vacate the Sublease Premises immediately and deliver possession thereof to Sublessor and hereby grants to Sublessor full and free license to reenter the Sublease Premises, or any part thereof, and retake possession thereof, with or without process of law, and to remove Sublessee and any others who may be occupying or within the Sublease Premises and to remove any and all property therefrom, using such force as may be necessary, without being deemed in any manner guilty of trespass, eviction, forcible entry or detainer or conversion of property, and without relinquishing Sublessor's rights to Rent or any other right given to Sublessor hereunder or by operation of law.

If Sublessor shall terminate Sublessee's right of possession without terminating this Sublease, the obligation of Sublessee to pay all Rent during the full term hereof shall not be deemed to be waived, released or terminated and Sublessee shall pay to Sublessor a sum equal to the entire amount of Rent specified in this Sublease for the balance of the Term plus any other sums then due Sublessor hereunder. Upon and after entry into possession without termination of this Sublease, Sublessor may, at its discretion, either itself occupy the whole or any part of the Sublease Premises or use reasonable efforts to relet same upon such terms and conditions and for such rent as Sublessor may in its discretion deem proper. In such case, Sublessor may make such repairs, alterations and additions in or to the Sublease Premises, and redecorate the same to the extent deemed by Sublessor necessary and desirable, and Sublessee shall, upon demand, pay the cost thereof, together with Sublessor's expenses of reletting. Upon each such reletting, all rentals and other sums received by Sublessor from such reletting shall be applied as follows: first, to the payment of any indebtedness other than Rent due hereunder from Sublessee to Sublessor; second, to the payment of any costs and expenses of such reletting, including brokerage fees and attorney's fees, and of costs of such alterations and repairs; third, to the payment of Rent and other charges due and unpaid hereunder; and the residue, if any, shall be retained by Sublessor. Sublessee shall not be entitled to any rents received by Sublessor in excess of the Rent provided for this Sublease.

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If such rentals and other sums received from such reletting during any month be less than that to be paid during that month by Sublessee hereunder, Sublessee shall pay such deficiency to Sublessor. Such deficiency shall be calculated and paid monthly. No such re-entry or taking possession of the Sublease Premises by Sublessor shall be construed as an election on its part to terminate this Sublease unless a written notice of such intention be given to Sublessee or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any such reletting without termination, Sublessor may at any time hereafter elect to terminate this Sublease.

Should Sublessor at any time terminate this Sublease for any default, in addition to any other remedies it may have, it may recover from Sublessee all damages it may incur by reason of such default, including the cost of recovering the Sublease Premises, the cost of repairs, remodeling and alterations necessary to relet the Sublease Premises, attorneys' fees, any other sum of money and damages due and to become due to Sublessor from Sublessee, all of which amounts shall be immediately due and payable from Sublessee to Sublessor.

In the event of any entry and taking possession of the Sublease Premises, Sublessor may, at its option, remove therefrom all or any personal property located therein and may place the same in storage at a commercial warehouse for the account of, and at the risk and expense of, Sublessee and/or the owner or owners thereof, but Sublessor shall in no event be liable to Sublessee for any damage thereto.

Sublessee hereby waives any and all claims for any damage or loss thereto. Sublessee hereby grants to Sublessor a lien, subject to any first liens, now and hereafter, upon all of the personal property of Sublessee (whether or not affixed to the real estate) situated upon the Premises for Rent and other charges due hereunder to Sublessor by Sublessee.

         10. COSTS AND EXPENSES. In case suit shall be brought by Sublessor for recovery of possession of the Sublease Premises, for the recovery of Rent, or any other amount due under the provisions of this Sublease, or because of the breach of any other covenant contained herein, Sublessee shall pay to Sublessor, upon demand, all expenses incurred therefor, including attorneys' fees.

         11. NOTICES. Whenever notice, demand or communication shall be required to be given to either party, it shall be deemed sufficient for that purpose to personally deliver such notice, to mail such notice by registered or certified mail, return receipt requested, to deliver such notice by overnight courier, or to send such notice by facsimile addressed as follows:

                                    If to Sublessor:
                                    Motorola, Inc.
                                    Real Estate & Development
                                    1303 E. Algonquin Road
                                    7th Floor
                                    Schaumburg, IL   60196
                                    Facsimile:  847/435-3919
                                    Attn:  Real Estate Manager

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                                    If to Sublessee:
                                    Propel, Inc.
                                    425 North Martingale Road
                                    Suite 1800
                                    Schaumburg, IL   60173
                                    Facsimile: 847/435-3917
                                    Attn: Chief Administrative Officer

or to such other address as either party may otherwise designate in writing to the other party. The effective date of any such notice, demand or communication shall be three (3) business days the date on which the same is deposited in the mail, if delivered by certified or registered mail, or shall be upon receipt if delivered by overnight courier, by personal delivery or by facsimile.

         12. INSURANCE COVERAGE. Throughout the term of this Sublease, Sublessee, at its own cost and expense, shall procure and maintain casualty insurance, public liability insurance and all such other insurance as Sublessor is required to maintain under the terms of the Principal Lease as the primary coverage. In addition to the requirements of the Principal Lease, said policies of insurance shall name Sublessor as an additional insured thereunder.

         13.      WAIVER OF CLAIMS AND INDEMNITY.

                  (a) To the extent not expressly prohibited by law, Sublessee hereby releases and waives all claims, from any cause whatsoever, against Sublessor, its agents, employees and servants, for injury or damage to person, property or business sustained in or about the Sublease Premises by Sublessee, its agents, employees or servants, other than by reason of the negligence or willfulness of Sublessor or its agents, employees or servants.

                  (b) Sublessee agrees to indemnify and hold harmless Sublessor, its agents, employees and servants, against any and all claims, demands, costs and expenses of every kind and nature, including attorneys' fees, arising from Sublessee's occupancy of the Sublease Premises or from any breach or default on the part of Sublessee in the performance of any agreement of Sublessee to be performed pursuant to the terms of this Sublease, or from any act or neglect of Sublessee, its respective employees, agents, guests, servants, invitees or customers in or about the Sublease Premises. In case any such proceeding is brought by any of said persons, Sublessee covenants, at the request of Sublessor, to defend such proceeding, at its sole cost and expense, by legal counsel satisfactory to Sublessor.

         14. DAMAGES FROM CERTAIN CAUSES. Other than for Sublessor's wanton or willful misconduct, Sublessor shall not be liable or responsible to Sublessee for any loss or damage to any property or person occasioned by plumbing, gas, water, sprinkler, steam or other pipes or sewerage bursting, leaking or running; water, snow or ice being upon or coming through the roof, skylights, trap door or otherwise; acts or neglect of owners or occupants of adjacent or contiguous property; theft, fire, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition or order of governmental body or authority; or for any damage or inconvenience which

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may arise through repair or alteration of any part of the Premises, or failure to make any such repairs.

         15. ENTRY BY SUBLESSOR. Sublessee shall permit Landlord, Sublessor and the agents of Landlord or Sublessor to enter upon the Premises at all reasonable times and at all times provided under the terms of the Principal Lease to examine the condition thereof and conditions of Sublessee's occupancy or to make such repairs, additions or alterations therein as Landlord or Sublessor may deem necessary, or to exhibit the same.

         16. SUBLET AND ASSIGNMENT. Sublessee shall not assign or transfer this Sublease, nor allow the Sublease Premises to be occupied in whole or in part by any other person, nor sublet the Sublease Premises or any part thereof in any manner without the prior written consent of (a) Sublessor, which consent shall be in the sole and absolute discretion of Sublessor, and (b) Landlord.

         17. MUTUAL DELIVERY OF NOTICES. From and after the Commencement Date, Sublessor and Sublessee shall deliver to each other true, correct and complete copies any notices, demands, communications or other instruments or documents received from or given by or to Landlord by either of them, in any way relating to or affecting the Principal Lease or the Sublease Premises. Sublessee shall furnish Sublessor with any and all information Sublessor may request concerning the performance of the terms, covenants and conditions of the Principal Lease.

         18. RIGHT OF SUBLESSOR TO PERFORM SUBLESSEE'S COVENANTS. If Sublessee shall fail to make any payment or perform any act required to be made or performed hereunder, Sublessor, without waiving or releasing any obligation or default, may (but shall be under no obligation to) at any time thereafter make such payment or perform such act for the account and at the expense of Sublessee, and may enter upon the Sublease Premises or any part thereof for such purpose and take all such action thereon as may be necessary or appropriate therefor.

         19. TERMS OF THE PRINCIPAL LEASE. Unless expressly stated herein, the terms and provisions of the Principal Lease shall govern and control Sublessee's use and operation of the Sublease Premises, including without limitation the provisions addressing untenantability, casualty, eminent domain, sale of the building, signs and displays, and imposition of mechanics' liens.

         20. NO WAIVER. No waiver, on the part of Sublessor, its successors or assigns, of any default or breach by Sublessee of any covenant, agreement or condition of this Sublease shall be construed to be a waiver of the rights of Sublessor as to any prior or future default or breach by Sublessee.

         21. REMEDIES CUMULATIVE. The remedies available to Sublessor under the terms of this Sublease and in law or equity shall be cumulative and the exercise of one remedy shall not constitute an election of or waiver of remedies.

         22. QUIET ENJOYMENT. Sublessor agrees that Sublessee shall, and may peacefully have, hold and enjoy the Sublease Premises, subject to the other terms hereof and the Principal Lease,

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provided that Sublessee pays Rent and other sums herein recited to be paid by
Sublessee and performs all of Sublessee's covenants and agreements herein contained.

         23. SUBORDINATION AND ATTORNMENT. This Sublease shall be subject and subordinate to the lien of any deed of trust or mortgage that Landlord may place upon the Demised Premises or the Sublease Premises, and to all terms, conditions and provisions thereof, to all advances made, and to any renewals, extensions, modifications or replacements thereof. The parties hereto agree to execute or obtain execution of such reasonable documents as may be necessary to effectuate said subordination. In the event of a termination of the Principal Lease, Sublessee shall attorn to Landlord.

         24.      MISCELLANEOUS.

                  (a) This instrument constitutes the entire agreement between the Sublessor and Sublessee; no prior or written contemporaneous oral promises or representations shall be binding.

                  (b) This Sublease shall not be amended, changed or extended except by written instrument signed by both parties and consented to by Landlord (if required by the terms of the Principal Lease).

                  (c) In the event any covenants, condition or provision herein contained is held to be invalid by final judgment of any Court of competent jurisdiction, the invalidity of such covenant, condition or provision shall not in any way affect any other covenant, condition or provision herein contained.

                  (d) Where in this instrument rights are given to either Sublessor or Sublessee, such rights shall extend to the agents, employees or representatives of such persons.

                  (e) The paragraph headings and captions of this Sublease are for convenience only and in no way limit or enlarge the scope or meaning of the language hereof.

                  (f) This Sublease shall be binding upon Sublessee and shall inure to the benefit of Sublessor and its successors and assigns.

                  (g) Time is of the essence of this Sublease and each and all of the provisions thereof.

                  (h) Neither this Sublease, nor any memorandum, affidavit or other writing with respect thereto, shall be recorded by Sublessee or by anyone acting through, under or on behalf of Sublessee.

                  (i) In general, when reference is made to the Sublessee's duties, obligations and covenants under the Principal Lease, the term "Tenant" in the Principal Lease shall be construed to mean the "Sublessee" under this Sublease.

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                  (j)      The parties expressly intend that this Sublease shall
comply with all applicable laws, rules and regulations of all applicable governmental, certification and regulatory authorities. Accordingly, the parties agree to renegotiate, in good faith, any term, condition or provision of this Sublease that is determined to be in contravention of any such law, rule or regulation.

                  (k) During the time that Sublessee is a subsidiary of Sublandlord, Sublessee shall have the right and privilege to use Sublandlord's employee lunchroom on the 17th Floor of the Demised Premises.

                  (l) Sublandlord shall allocate ____ reserved parking spaces out of Sublandlord's reserved parking spaces to Sublessee.

                  (m) Paragraph 29.10, Paragraph 31, Paragraph 33 and the Third Amendment to Lease of the Principal Lease are specifically deleted from this Sublease, and Sublessee shall have no rights with respect thereto.

         25. REQUIRED CONSENT. The execution and delivery of this Sublease by Sublessor is expressly subject to and conditioned upon the execution and delivery by Landlord of the Consent of Landlord attached to this Sublease, or other consent of Landlord in form and substance acceptable to Sublessor. Paragraph 15.1 of the Lease permits assignment and subletting to any subsidiary or affiliate of Tenant.

         26       ENVIRONMENTAL.

                  A.  For purposes of this paragraph:

         (1) "Existing Environmental Conditions" shall mean the environmental conditions at the Premises, including the presence of any Hazardous Materials, as of the commencement of the term of this Sublease.

         (2) "Environmental Requirement" shall mean any law, regulations or legal requirement relating to health, safety or the environment, now in effect or hereinafter enacted, including but not limited to the Comprehensive Environmental Response Compensation and Liability Act (CERCLA"), the Toxic Substances Control Act ("TSCA"), the Federal Insecticide Fungicide and Rodenticide Act (FIFRA"), the Resource Conservation and Recovery Act ("RCRA"), the Clean Air Act (CAA") and the Clean Water Act ("CWA"), the Occupational Safety and Health Act (OSHA") and all similar state and local laws, rules, regulations and guidance, now in existence or hereinafter enacted, as each such law, rule or regulation may be amended from time to time.

         (3) "Environmental Hazard" shall mean Hazardous Materials (as defined hereinafter), or the storage, handling, production, disposal, treatment or release thereof.

         (4) "Hazardous Material" shall mean (a) any hazardous waste, any extremely hazardous waste, or any restricted hazardous waste, or words of similar import, as defined in the Resource Conservation and Recovery Act (42 U.S. C. Section 6901 ET SEQ.); (b) any hazardous substances as defined in the

Comprehensive Environmental Response Compensation and Liability Act (42 U.S. C.
Section 9601 ET SEQ.); (c) any toxic substances as defined in the Toxic Substances Control Act (15 U.S.C. Section 2601 ET SEQ.); (d) any pollutant as defined in the Clean Water Act (33 U.S.C. Section 1251 ET SEQ.); (e) gasoline, petroleum or other hydrocarbon products or by-products; (f) asbestos; or (g) any other materials, substances or wastes subject to environmental regulation under any applicable federal, state or local law, regulation, or ordinance now or hereafter in effect.

         (5) "Environmental Liabilities" shall mean any liability, penalties, fines forfeitures, demands, damages, losses, claims causes of action, suits judgments and costs and expenses incidental thereto (including cost of defense, settlement, reasonable attorneys' fees), arising from or based on (i) environmental contamination or the threat of environmental contamination or (ii) compliance with, or violation of, any Environmental Requirement, and shall include, but not be limited to, liability arising from:

                  (a) any governmental action, order, directive, administrative proceeding, or ruling;

                  (b) personal or bodily injuries (including death) or damages to any property (including loss of use) or natural resources;

                  (c) cleanup, remediation, investigation, monitoring or other response action.

         (6) "Environmental Release" shall mean any release, spill, leak, discharge, injection, disposal, or emission of any Hazardous Materials into the environment.

                  B. Notwithstanding any other provision of this Sublease, Sublessee releases Sublessor, Landlord, their successors and assigns, and present and future officers, directors, employees, and agents, from any claim of any kind, including but not limited to claims arising under any Environmental Requirement, to the extent that such claim directly or indirectly is based on or results from the Existing Environmental Conditions.

                  C. At all times during the term of the Sublease, Sublessee shall conduct its activities at the Premises, and shall ensure that any invitee of Sublessee conducts its activities at the Premises, in strict compliance with all applicable Environmental Requirements.

                  D. Sublessee shall notify Sublessor immediately of any Environmental Release at, on, under, or from the Premises. Unless directed otherwise by the Sublessor, Sublessee shall act immediately to investigate the extent of, and to take appropriate action to abate and remediate, such Environmental Release, whether or not ordered or otherwise directed to do so by any governmental entity or otherwise obligated to do so by any Environmental Requirement.

                  E. Sublessor shall have the right to make inquiries concerning all environmental matters and Sublessee will cooperate with such inquiries. Such inquiries may include physical inspections, including tests and sampling, at the Premises, or otherwise, and interviews with personnel of Sublessee.

                  F. Notwithstanding any other provision of this Sublease, Sublessee agrees to indemnify and hold harmless Sublessor, Landlord, their successors and assigns, and present and future officers, directors, employees, and agents, (collectively "Indemnitees") from and against any and all Environmental Liabilities which Sublessor, Landlord or any or all of the Indemnitees may hereafter suffer, incur, be responsible for or disburse as a result of any Environmental Hazard at the Premises caused by or attributable to the Sublessor or the Sublessor's activities or by any invitee by the activities of any invitee of the Sublessor.

                  F. The provision of this paragraph shall survive the termination of this Sublease.


         IN WITNESS WHEREOF, the parties hereto have executed this Sublease as of the day and year first above written.

SUBLESSOR:                              SUBLESSEE:

MOTOROLA, INC.,                         PROPEL, INC.
a Delaware corporation                  a Delaware corporation

By:________________________________     By:____________________________________

     Name:_________________________             Name:__________________________

     Title:________________________             Title:_________________________

                               CONSENT OF LANDLORD


         The undersigned, as Landlord under the Principal Lease, hereby acknowledges and consents to all of the terms and conditions of this Sublease. The undersigned acknowledges that its consent as evidenced below satisfies the requirements of Paragraph 15 of the Principal Lease. The undersigned hereby certifies to Sublessor and Sublessee the following: (a) the Principal Lease has not been canceled, modified, assigned, extended or amended; (b) Sublessor, as tenant under the Principal Lease, is not in default under the terms of the Principal Lease, nor has an event occurred which, with the giving of notice or the passage of time, or both, may become a default under the terms of the Principal Lease; and (c) the Principal Lease is in full force and effect.


Date:  ________________, 2000

LANDLORD:
WOODFIELD REALTY HOLDING COMPANY, LLC
A Delaware limited liability company



By:      _____________________________
Name:    _____________________________
Title:   _____________________________

                                    EXHIBIT A

                                 PRINCIPAL LEASE
                                 ---------------

                                    EXHIBIT B

                                SUBLEASE PREMISES
                                -----------------